UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 28, 2004

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated July 28, 2004 (filed with the Securities and Exchange Commission on August 9, 2004), as set forth in the pages attached hereto.

Item 9.01.                                              Financial Statements And Exhibits

(a)  and (b) Financial Statements Of Property Acquired And Pro Forma Financial Information

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of June 30, 2004

Pro Forma Condensed Consolidated Income Statement (Unaudited) for the six months ended June 30, 2004

Pro Forma Condensed Consolidated Income Statement (Unaudited) for the year ended December 31, 2003

Notes to Pro Forma Financial Information

CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses of 750 Third Avenue for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

Notes to the Statements of Revenues and Certain Expenses

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses of 485 Lexington Avenue for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

Notes to the Statements of Revenues and Certain Expenses

(c)                                  EXHIBITS

23.1. Consent of Ernst and Young

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/	Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer

Date:  October 11, 2004

3

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

On July 28, 2004, we acquired the property located at 750 Third Avenue and a 30% interest in the property located at 485 Lexington Avenue (collectively, the “TIAA Acquisition”).

The unaudited pro forma condensed consolidated balance sheet of SL Green Realty Corp. (the “Company”) as of June 30, 2004 has been prepared as if the Company’s acquisition of the property located at 750 Third Avenue and the acquisition of a 30% interest in the property located at 485 Lexington Avenue had been consummated on June 30, 2004. The unaudited pro forma condensed consolidated income statements for the year ended December 31, 2003 and the six months ended June 30, 2004 are presented as if the Company’s acquisition of the property located at 750 Third Avenue and the acquisition of a 30% interest in the property located at 485 Lexington Avenue occurred on January 1, 2003 and the effect was carried forward through the year and the six month period.

The pro forma condensed consolidated financial statements do not purport to represent what our financial position or results of operations would have been assuming the completion of the acquisitions had occurred on January 1, 2003 and for the period indicated, nor do they purport to project our financial position or results of operations at any future date or for any future period. These pro forma condensed consolidated financial statements should be read in conjunction with our 2003 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.

F1

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2004

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP. HISTORICAL	PRO FORMA ADJUSTMENTS	SL GREEN REALTY CORP. PROFORMA
	(A)	(B)
ASSETS:
Commerical real estate properties at cost:
Land and land interests	$174,625	$51,000	$225,625
Buildings and improvements	862,527	204,000	1,066,527
Building leasehold	320,969	—	320,969
Property under capital lease	12,208	—	12,208
	1,370,329	255,000	1,625,329
Less accumulated depreciation	(175,601)	—	(175,601)
	1,194,728	255,000	1,449,728

Cash and cash equivalents	65,045	—	65,045
Restricted cash	41,868	—	41,868
Tenant and other receivables, net of allowance of $7,837	14,347	—	14,347
Related party receivables	4,509	—	4,509
Deferred rents receivable, net of allowance for tenant credit loss of $7,597	66,811	—	66,811
Structured finance investments	264,296	—	264,296
Investments in unconsolidated joint ventures	502,658	14,825	517,483
Deferred costs, net	44,831	—	44,831
Other assets	57,521	—	57,521

Total Assets	$2,256,614	$269,825	$2,526,439

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Mortgage notes payable	$514,180	$—	$514,180
Revolving credit facilities	104,900	269,825	374,725
Term loans	300,000		300,000
Derivative instruments at fair value	1,277	—	1,277
Accrued interest payable	4,135	—	4,135
Accounts payable and accrued expenses	57,801	—	57,801
Deferred revenue/ gain	8,599	—	8,599
Capitalized lease obligations	16,328	—	16,328
Deferred land lease payable	15,486	—	15,486
Dividend and distributions payable	23,447	—	23,447
Security deposits	23,182	—	23,182

Total liabilities	1,069,335	269,825	1,339,160
Commitments and Contingencies
Minority interest in Operating Partnership	54,240	—	54,240
STOCKHOLDERS’ EQUITY
Series C preferred stock, $0.01 par value, $25.00 liquidation preference, 6,300 issued and outstanding at June 30, 2004	151,981	—	151,981
Series D preferred stock, $0.01 par value, $25.00 liquidation preference, 2,450 issued and outstanding at June 30, 2004	58,873	—	58,873
Common stock, $0.01 par value, 100,000 shares authorized, 30,376 issued and outstanding at June 30, 2004	387	—	387
Additional paid – in capital	830,821	—	830,821
Deferred compensation plans	(17,051)	—	(17,051)
Accumulated other comprehensive income	6,337	—	6,337
Retained earnings	101,691	—	101,691

Total stockholders’ equity	1,133,039	—	1,133,039

Total liabilities and stockholders’ equity	$2,256,614	$269,825	$2,526,439

The accompanying notes are an integral part of these pro forma financial statements.

F2

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP. HISTORICAL	TIAA ACQUISITION	SL GREEN REALTY CORP. PRO FORMA ADJUSTMENTS		SL GREEN REALTY CORP. PRO FORMA
	(A)	(B)
REVENUES:
Rental revenue	$124,988	$5,952	$1,643	(C)	$132,583
Escalation and reimbursement revenues	20,162	432	(432	) (D)	20,162
Signage rent	122	—	—		122
Investment income	16,209	—	—		16,209
Preferred equity income	6,182	—	—		6,182
Other income	9,472	—	—		9,472

Total revenues	177,135	6,384	1,211		184,730

EXPENSES:
Operating expenses including $3,427 to affiliates	45,604	4,243	(4,243	) (D)	45,604
Real estate taxes	24,680	3,686	(3,686	) (D)	24,680
Ground rent	7,732	—	—		7,732
Interest	29,408	—	3,430	(E)	32,838
Depreciation and amortization	26,366	—	2,550	(F)	28,916
Marketing, general and administrative	15,370	134	(134	) (D)	15,370

Total expenses	149,160	8,063	(2,083)		155,140

Income (loss) before equity in net income of unconsolidated joint ventures, and minority interest	27,975	(1,679)	3,294		29,590
Equity in net income of unconsolidated joint ventures	21,385	(1,988)	3,076	(G)	22,473

Income (loss) before minority interest	49,360	(3,667)	6,370		52,063
Equity in net gain on sale of interest in unconsolidated joint venture	22,012	—	—		22,012
Minority interest in operating partnership	(3,586)	204	(710	) (H)	(4,092)

Income (loss) from continuing operations	67,786	(3,463)	5,660		69,983
Income from discontinued operations, net of minority interest	—	—	—		—
Net income (loss)	67,786	(3,463)	5,660		69,983

Preferred stock dividends	(6,446)	—	—		(6,446)

Net income (loss) available to common shareholders	$61,340	$(3,463)	$5,660		$63,537

BASIC EARNINGS PER SHARE:(I)
Net income (loss) before income from discontinued operations	$1.60				$1.66
Income from discontinued operations	—				—

Net income	$1.60				$1.66

DILUTED EARNINGS PER SHARE:(I)
Net income (loss) before income from discontinued operations	$1.54				$1.60
Income from discontinued operations	—				—

Net income	$1.54				$1.60
Dividends per common share	$1.00				$1.00

Basic weighted average common shares outstanding	38,308				38,308

Diluted weighted average common shares and common share equivalents outstanding	42,215				42,215

The accompanying notes are an integral part of these pro forma financial statements.

F3

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2003

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP. HISTORICAL	TIAA ACQUISITION	SL GREEN REALTY CORP. PRO FORMA ADJUSTMENTS		SL GREEN REALTY CORP. PRO FORMA
	(A)	(B)
REVENUES:
Rental revenue	$233,033	$10,969	$4,221	(C)	$248,223
Escalation and reimbursement revenues	42,223	1,254	(1,254	) (D)	42,223
Signage rent	968	—	—		968
Investment income	17,988	—	—		17,988
Preferred equity income	4,098	—	—		4,098
Other income	10,647	—	—		10,647

Total revenues	308,957	12,223	2,967		324,147

EXPENSES:
Operating expenses including $8,081 to affiliates	80,460	10,147	(10,147	) (D)	80,460
Real estate taxes	44,524	7,445	(7,445	) (D)	44,524
Ground rent	13,562	—	—		13,562
Interest	45,493	—	7,024	(E)	52,517
Depreciation and amortization	47,282	—	5,100	(F)	52,382
Marketing, general and administrative	17,131	399	(399	) (D)	17,131

Total expenses	248,452	17,991	(5,867)		260,576

Income (loss) before equity in net income from affiliates, equity in net income of unconsolidated joint ventures, gain on sale, minority interest, and discontinued operations	60,505	(5,768)	8,834		63,571
Equity in net loss from affiliates	(196)	—	—		(196)
Equity in net income of unconsolidated joint ventures	14,870	(4,262)	6,406	(G)	17,014
Equity in net gain on sale of interest in unconsolidated joint venture	3,087	—	—		3,087
Income (loss) before minority interest	78,266	(10,030)	15,240		83,476
Minority interest	(4,624)	669	(1,691	) (H)	(5,646)

Income (loss) from continuing operations	73,642	(9,361)	13,549		77,830
Income from discontinued operations, net of minority interest	3,191	—	—		3,191
Gain on sale of discontinued operations, net of minority interest	21,326	—	—		21,326

Net (loss) income	98,159	(9,361)	13,549		102,347
Preferred stock dividends	(7,318)	—	—		(7,318)
Preferred stock accretion	(394)	—	—		(394)

Net income (loss) available to common shareholders	$90,447	$(9,361)	$13,549		$94,635

BASIC EARNINGS PER SHARE:(I)
Net income (loss) before gain on sale, and income from discontinued operations	$1.95				$2.08
Income from discontinued operations	0.10				0.10
Gain on sales	0.75				0.75

Net income	$2.80				$2.93

DILUTED EARNINGS PER SHARE:(I)
Net income (loss) before gain on sale, and income from discontinued operations	$1.90				$2.04
Income from discontinued operations	0.09				0.09
Gain on sales	0.67				0.67

Net income	$2.66				$2.80

Dividends per common share	$1.895				$1.895
Basic weighted average common shares outstanding	32,265				32,265

Diluted weighted average common shares and common share equivalents outstanding	38,970				38,970

The accompanying notes are an integral part of these pro forma financial statements.

F4

SL GREEN REALTY CORP.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2004

(UNAUDITED AND IN THOUSANDS)

(A)                              To reflect the unaudited condensed consolidated balance sheet of SL Green Realty Corp. at June 30, 2004 as reported on the Company’s Quarterly Report on Form 10-Q.

(B)                                To reflect the purchase price allocation of the Company’s acquisition of the property located at 750 Third Avenue as of June 30, 2004 for $255,000 and the Company’s 30% investment in the property located at 485 Lexington Avenue for $225,000 less $175,585 debt incurred to fund the investment (collectively, the TIAA Acquisition).  There was no independent valuation performed on these properties. The Company intends to account for the acquisitions in accordance with SFAS 141 and 142. We are currently in the process of analyzing the fair value of our in-place leases; and, consequently, no value has yet been assigned to the leases. Therefore, the purchase price allocation is preliminary and subject to change The purchase was funded through the Company’s unsecured revolving credit facility.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

SIX MONTHS ENDED JUNE 30, 2004

(UNAUDITED AND IN THOUSANDS)

(A)                              To reflect the consolidated statement of income of SL Green Realty Corp. for the six month period ended June 30, 2004 as reported on the Company’s Quarterly Report on Form 10-Q.

(B)                                To reflect the historical operations of 750 Third Avenue and the 30% interest in 485 Lexington Avenue for the six month period ended June 30, 2004.

(C)                                Rental income for 750 Third Avenue adjusted to reflect the master lease as of January 1, 2003.

(D)                               To eliminate revenues and expenses not being assumed.

(E)           To record interest expense for borrowings under unsecured revolving credit facility ($269,825 at the weighted average interest rate of 2.54%).

(F)                                 To reflect straight-line depreciation for 750 Third Avenue based on an estimated useful life of 40 years.

F5

(G)                                To adjust for SL Green’s 30% equity interest in the net income of the joint venture:

	485 LEXINGTON ACQUISITION HISTORICAL	485 Lexington PRO FORMA ADJUSTMENTS	SL GREEN PRO FORMA ADJUSTMENTS		485 Lexington PRO FORMA
	(a)
REVENUES:
Rental revenue	$1,167	$(1,167)	$8,636	(b)	$8,636
Escalation and reimbursement revenues	22	(22)	—	(c)	—

Total revenues	1,189	(1,189)	8,636		8,636

EXPENSES:
Operating expenses	4,592	(4,592)	—	(c)	—
Real estate taxes	3,073	(3,073)	—	(c)	—
Interest	—	—	2,759	(d)	2,759
Depreciation and amortization	—	—	2,250	(e)	2,250
Marketing, general and administrative	149	(149)	—	(c)	—

Total expenses	7,814	7,814	5,009		$5,009

Net (loss) income	$(6,625)	$6,625	$3,627		$3,627

SL Green’s 30% of joint venture pro forma net income				(f)	$1,088

(a)                                  This represent the historical financial statements of 485 Lexington Avenue.

(b)                                 Rental income from 485 Lexington was increased to reflect the master lease on a pro forma basis as of January 1, 2003 ($8,636) and the historic rental revenue ($1,167) was deducted.

(c)                                  To eliminate all revenue and expenses not being assumed.

(d)                                 To reflect interest expense on $175,585 of new property level mortgage debt ($2,759) at a weighted average annual rate of 3.14%.

(e)                                  To reflect straight line depreciation of $4,500 per annum for 485 Lexington based on an estimated useful life of 40 years and a purchase price of $225,000.

(f)                                    To reflect the Company’s 30% equity interest in the pro forma net income of 485 Lexington.

(H)                               To reflect the minority shareholders’ interest of 5.56% in the operating partnership.

(I)                                    Basic income per common share is calculated based on 38,308 weighted average common shares outstanding and diluted income per common share is calculated based on 42,215 weighted average common shares and common share equivalents outstanding.

F6

YEAR ENDED DECEMBER 31, 2003

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

(UNAUDITED AND IN THOUSANDS)

(A)                              To reflect the consolidated statement of income of SL Green Realty Corp. for the year ended December 31, 2003 as reported on the Company’s Annual Report on Form 10-K.

(B)                                To reflect the historical operations of 750 Third Avenue and the 30% interest in 485 Lexington Avenue for the year ended December 31, 2003.

(C)                                Rental income for 750 Third Avenue adjusted to reflect the master lease as of January 1, 2003.

(D)                               To eliminate revenues and expenses not being assumed.

(E)                                 To record interest expense for borrowings under the unsecured revolving credit facility ($269,825 at the year-end interest rate of 2.60%.

(F)                                 To reflect straight-line depreciation for 750 Third Avenue based on an estimated useful life of 40 years.

(G)                                To adjust for SL Green’s 30% equity interest in the net income of the joint venture:

	485 LEXINGTON ACQUISITION HISTORICAL	485 LEXINGTON PRO FORMA ADJUSTMENTS	SL GREEN PRO FORMA ADJUSTMENTS		485 LEXINGTON PRO FORMA
	(a)
REVENUES:
Rental revenue	$2,299	$(2,299)	$17,272	(b)	$17,272
Escalation and reimbursement revenues	122	(122)	—	(c)	—

Total revenues	2,421	(2,421)	17,272		17,272

EXPENSES:
Operating expenses	10,055	(10,055)	—	(c)	—
Real estate taxes	6,206	(6,206)	—	(c)	—
Interest	—	—	5,624	(d)	5,624
Depreciation and amortization	—	—	4,500	(e)	4,500
Marketing, general and administrative	367	(367)	—	(c)	—

Total expenses	16,628	(16,628)	10,124		10,124

Net (loss) income	$(14,207)	$14,207	$7,148		$7,148

SL Green’s 30% of joint venture pro forma net income				(f)	$2,144

(a)                                  This represent the historical financial statements of 485 Lexington.

(b)                                 Rental income from 485 Lexington was increased to reflect the master lease on a pro forma basis as of January 1, 2003 ($17,272) and the historic rental revenue ($2,299) was deducted.

(c)                                  To eliminate all revenue and expenses not being assumed.

(d)                                 To reflect interest expense on $175,585 of new property level mortgage debt ($5,624) at a weighted average annual rate of 3.20%.

(e)                                  To reflect straight line depreciation of $4,500 per annum for 485 Lexington based on an estimated useful life of 40 years and a purchase price of $225,000.

F7

(f)                                    To reflect the Company’s 30% equity interest in the pro forma net income of 485 Lexington.

(H)       To reflect the minority shareholders’ interest of 6.67% in the operating partnership.

(I)            Basic income per common share is calculated based on 32,265 weighted average common shares outstanding and diluted income per common share is calculated based on 38,970 weighted average common shares and common share equivalents outstanding. The preferred shares outstanding were anti-dilutive during this period.

F8

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

SL Green Realty Corp.

We have audited the statement of revenues and certain expenses of 750 Third Avenue  (the “Property”) for the year ended December 31, 2003. The financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp. and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statement referred to above present fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1 for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York
September 17, 2004

F9

750 Third Avenue

Statements of Revenues and Certain Expenses

	Six months ended June 30, 2004	Year ended December 31, 2003
	(Unaudited)
Revenues
Base rents	$5,951,671	$10,969,106
Tenant reimbursements	431,697	1,253,779
Total rental revenue	6,383,368	12,222,885

Certain expenses:
Property operating expenses	4,272,852	10,342,024
Real estate taxes	3,685,904	7,444,607
Management fees	103,613	204,164
Total certain expenses	8,062,369	17,990,795
Certain expenses in excess of revenues	$(1,679,001)	$(5,767,910)

See accompanying notes to statements of revenues and certain expenses.

F10

750 Third Avenue

Notes to Statements of Revenues and Certain Expenses

December 31, 2003

1. Basis of Presentation

Presented herein are the statements of revenues and certain expenses related to the operation of an office building located at 750 Third Avenue (“750 Third” or the “Property”) in Manhattan, New York. On July 28, 2004, SL Green Realty Corp., (the “Company”) acquired 750 Third.

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties.  Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

2. Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

F11

3. Revenue Recognition

750 Third is being leased to tenants under operating leases.  Minimum rental income is generally recognized on a straight-line basis over the term of the lease.  The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to $752,692 (unaudited) for the six months ended June 30, 2004, and $941,000 for the year ended December 31, 2003.

4. Management Agreements

The Property is managed by CB Richard Ellis Inc. (the “Property Manager”), pursuant to a management agreement which provides for management fees at annual fixed rates, as defined. Management fees of approximately $204,164 for the year ended December 31, 2003 and $103,613 (unaudited) for the six months ended June 30, 2004 were incurred.

5. Property Operating Expenses

Property operating expenses for the year ended December 31, 2003, includes $693,927 for insurance, $2,791,018 for utilities, $5,508,304 in repair and maintenance costs, $398,574 in administrative costs and $950,196 in payroll (maintenance).

Property operating expenses for the six months ended June 30, 2004 (unaudited) include $107,872 for insurance, $1,342,995 for utilities, $2,205,801 for repairs and maintenance costs, $134,036 for administrative costs and $482,148 for payroll (maintenance).

6. Significant Tenants

TIAA-CREF (the former owner) occupies approximately 191,473 square feet representing approximately 25% of the building’s square footage.  No revenue attributable to the space occupied by TIAA-CREF, and used for their own operations, is included in the statements of revenues and certain expenses.  Subsequent to the acquisition of the property TIAA-CREF entered into a master lease with the Company for the entire property.  The master lease provided for an annual net rent of $15,190,000.

F12

7. Future Minimum Rents Schedule

Future minimum lease payments to be received by the Company as of December 31, 2003 under noncancelable operating leases are as follows:

2004	10,706,000
2005	11,295,000
2006	11,268,000
2007	11,731,000
2008	11,725,000
Thereafter	97,358,000
Total	$154,083,000

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

8. Related Party Transaction

Insurance expense incurred by TIAA-CREF is allocated to the property as follows:  property insurance is based upon the total insurable value of the property which is the insurable value plus one years’ annual rental income; general liability and the umbrella liability is allocated by dividing the square footage of the building by the total square footage of all TIAA-CREF owned leased offices and multiplying the resulting factor by the master liability premium.

9. Interim Unaudited Financial Information

The statements of revenues and certain expenses for the six months ended June 30, 2004 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statements of revenues and certain expenses for this interim period has been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

F13

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

SL Green Realty Corp.

We have audited the statement of revenues and certain expenses of 485 Lexington Avenue (the “Property”) for the year ended December 31, 2003. The financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp. and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statement referred to above present fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1 for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York
September 17, 2004

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485 Lexington Avenue

Statements of Revenues and Certain Expenses

	Six months ended June 30, 2004	Year ended December 31, 2003
	(Unaudited)
Revenues:
Base rents	$1,166,955	$2,299,350
Tenant reimbursements	21,759	121,946
Total rental revenue	1,188,714	2,421,296

Certain expenses:
Property operating expenses	4,639,655	10,222,134
Real estate taxes	3,073,289	6,206,164
Management fees	101,160	199,330
Total certain expenses	7,814,104	16,627,628
Certain expenses in excess of revenues	$(6,625,390)	$(14,206,332)

See accompanying notes to statements of revenues and certain expenses.

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485 Lexington Avenue

Notes to Statements of Revenues and Certain Expenses

December 31, 2003

1. Basis of Presentation

Presented herein are the statements of revenues and certain expenses related to the operation of an office building located at 485 Lexington Avenue (“485 Lexington” or the “Property”) in Manhattan, New York. On July 28, 2004, SL Green Realty Corp., (the “Company”) acquired 485 Lexington Avenue.

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

2. Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

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3. Revenue Recognition

485 Lexington is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to $98,538 (unaudited) for the six months ended June 30, 2004, and $173,018, for the year ended December 31, 2003.

4. Management Agreements

The Property is managed by CB Richard Ellis, Inc. (the “Property Manager”), pursuant to a management agreement which provides for management fees at annual fixed rates, as defined. Management fees of approximately $199,330 for the year ended December 31, 2003 and $101,160 (unaudited) for the six months ended June 30, 2004 were incurred.

5. Property Operating Expenses

Property operating expenses for the year ended December 31, 2003, include $464,709 for insurance, $3,767,271 for utilities, $4,621,630 in repair and maintenance costs, $366,718 in administrative costs and $1,001,806 in payroll (maintenance).

Property operating expenses for the six months ended June 30, 2004 (unaudited) include $123,644 for insurance, $1,890,891 for utilities, $1,990,611 for repairs and maintenance costs, $148,892 for administrative costs and $485,616 for payroll (maintenance).

6. Significant Tenants

TIAA-CREF (the former owner) occupies approximately 756,722 square feet representing approximately 86% of the building’s square footage.  No revenue attributable to the space occupied by TIAA-CREF, and used for their own operations, is included in the statements of revenues and certain expenses.  Subsequent to the acquisition of the property TIAA-CREF entered into a master lease with the Company for the entire property.  The master lease provided for an annual net rent of $17,271,576.

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7. Future Minimum Rents Schedule

Future minimum lease payments to be received by the Company as of December 31, 2003 under noncancelable operating leases are as follows:

2004	$2,137,000
2005	2,137,000
2006	2,266,000
2007	2,292,000
2008	2,319,000
Thereafter	17,453,000
Total	$28,604,000

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

8. Related Party Transaction

Insurance expense incurred by TIAA-CREF is allocated to the property as follows:  property insurance is based upon the total insurable value of the property which is the insurable value plus one years’ annual rental income; general liability and the umbrella liability is allocated by dividing the square footage of the building by the total square footage of all TIAA-CREF owned board offices and multiplying the resulting factor by the master liability premium.

9. Interim Unaudited Financial Information

The statements of revenues and certain expenses for the six months ended June 30, 2004 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statements of revenues and certain expenses for this interim period has been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

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